Amendment and Restatement Agreement
between
Harmony Gold Mining Company Limited
The Original Guarantors listed in Part 1 of Schedule 1 hereto
The Additional Guarantors listed in Part 2 of Schedule 1 hereto
Absa Bank Limited (acting through its Corporate and Investment Banking division)
Nedbank Limited (acting through its Corporate and Investment Banking division)
Nedbank Limited (acting through its London branch)
HSBC Bank Plc - Johannesburg Branch (registered as an external company in South Africa)
JPMorgan Chase Bank, N.A., London Branch
JPMorgan Chase Bank, N.A.
Caterpillar Financial Services Corporation
and
Nedbank Limited

Contents

1	Definitions and interpretation 2

2	Introduction 6

3	Conditions precedent 6

4	Amendment and restatement 7

5	Acknowledgement regarding Transaction Security 7

6	Governing law 7

7	Jurisdiction 7

8	Severability 7

9	General 8

10	Counterparts 8

Schedule 1 Part 1: Original Guarantors	5

Part 2: Additional Guarantors	5

Part 3: Finance Parties	6

Schedule 2 Conditions Precedent	7

Annexure A Amended and Restated USD Facility Agreement	23

Annexure B Amended and Restated Intercreditor Agreement	24

Amendment and Restatement Agreement

Parties	Harmony Gold Mining Company Limited (as Borrower)
The Original Guarantors listed in Part 1 of Schedule 1 hereto (as Original Guarantors)
The Additional Guarantors listed in Part 2 of Schedule 1 hereto (as Additional Guarantors)
Absa Bank Limited (acting through its Corporate and Investment Banking division) and Nedbank Limited (acting through its Corporate and Investment Banking division) as coordinators under the Original USD Facility Agreement (whether acting individually or together, the USD Facility Coordinators)
The Financial Institutions listed in Part 3 of Schedule 1 as mandated lead arrangers and lenders under the Original USD Facility Agreement (the Original USD Lenders)
Caterpillar Financial Services Corporation as lender under the Original USD Facility Agreement (Cat Financial and, together with the Original USD Lenders, the USD Lenders)
The Financial Institutions listed in Part 3 of Schedule 1 as hedge providers (the Original USD Hedge Providers)
Nedbank Limited (acting through its Corporate and Investment Banking division) as arranger and lender under the Original ZAR Facility Agreement (the Original ZAR Lender)
Nedbank Limited (acting through its Corporate and Investment Banking division) (the USD Facility Agent)
Nedbank Limited (acting through its Corporate and Investment Banking division) (as ZAR Facility Agent)
Nedbank Limited as security agent (the Security Agent)
Nedbank Limited as security trustee (the Security Trustee)
It is agreed

1	Definitions and interpretation

1.1	Definitions

(1)	In this Agreement, unless the context dictates otherwise, the words and expressions set forth below shall bear the following meanings and cognate expressions shall bear corresponding meanings:

(a)	Agents means the USD Facility Agent and the ZAR Facility Agent;

(b)	Agreement means this Amendment and Restatement Agreement and its Schedules and Annexures;

(c)	Amended and Restated Intercreditor Agreement has the meaning given to it in clause 4.1(2) (Amendment and restatement) below;

(d)	Amended and Restated USD Facility Agreement has the meaning given to it in clause 4.1(1) (Amendment and restatement) below;

(e)	Amendment and Restatement Documents means:

(i)	this Agreement;

(ii)	the Amended and Restated Intercreditor Agreement;

(iii)	the Amended and Restated USD Facility Agreement;

(iv)	the Second ZAR Facility Amendment and Restatement Agreement;

(v)	the Second Amended and Restated ZAR Facility Agreement;

(vi)	each Hedging Document; and

(vii)	the Hedge Provider Accession Deed,
and Amendment and Restatement Document means any of them as the context requires;

(f)	Borrower means Harmony Gold Mining Company Limited (registration number 1950/038232/06), a public company duly incorporated in accordance with the company laws of South Africa;

(g)	Conditions Precedent means the documents and evidence listed in Schedule 2 (Conditions Precedent);

(h)	Effective Date means the date on which the Agents and the Hedge Providers give the notification under clause 3.1 below;

(i)	Event of Default means a USD Facility Event of Default or a ZAR Facility Event of Default (as applicable);

(j)	Finance Documents means the USD Finance Documents and the ZAR Finance Documents and Finance Document means any of them as the context requires;

(k)	Finance Parties means the USD Finance Parties, the ZAR Finance Parties and the Hedge Providers and Finance Party means any of them as the context requires;

(l)
Hedge Provider Accession Deed means the written Accession Deed to the Security Trust Deed (as defined therein) entered into or to be entered into between the Original USD Hedge Providers and the Security Trustee on or about the Signature Date;

(m)
Hedging Documents means any ISDA Master Agreement (including any amendment agreement, annexure, schedule or confirmation) evidencing or otherwise relating to the gold forward sale transaction(s) concluded or to be concluded between the Borrower and the Original USD Hedge Providers and Hedging Document means any of them as the context requires;

(n)	Material Adverse Effect means a USD Material Adverse Effect or a ZAR Facility Material Adverse Effect (as applicable);

(o)	Nedbank means Nedbank Limited (registration number 1951/000009/06), a public company duly incorporated in accordance with the laws of South Africa;

(p)	Obligors means the Borrower, each Original Guarantor and each Additional Guarantor and Obligor means any of them as the context requires;

(q)
Original Intercreditor Agreement means the written agreement entitled Intercreditor Agreement entered into on or about 22 December 2014 between, amongst others, the Original ZAR Lender, the Original USD Lenders, the Security Agent, the Security Trustee, the USD Facility Agent and the ZAR Facility Agent, and to which Cat Financial acceded as a USD Lender on or about 5 May 2015;

(r)
Original ZAR Facility Agreement means the written agreement entitled ZAR1 300 000 000 revolving credit facility agreement entered into on or about 20 December 2013 between, amongst others, the Borrower, the Original Guarantors, the Original ZAR Lender and the ZAR Facility Agent, as amended and restated on or about 5 February 2015;

(s)
Original USD Facility Agreement means the written agreement entitled Revolving Credit Facility Agreement of up to USD250,000,000 entered into on or about 22 December 2014 between, amongst others, the Borrower, the Original Guarantors, the USD Facility Coordinators, the Original USD Lenders and the USD Facility Agent, and to which Cat Financial acceded as a Lender on or about 5 May 2015;

(t)	Party means a party to this Agreement and Parties means, as the context requires, all of them;

(u)
Second Amended and Restated ZAR Facility Agreement means the Original ZAR Facility Agreement in the form as amended and restated on or about the Effective Date pursuant to the Second ZAR Facility Amendment and Restatement Agreement;

(v)
Second ZAR Facility Amendment and Restatement Agreement means the written agreement entitled Second Amendment and Restatement Agreement entered into or to be entered into on or about the Signature Date between the Obligors and Nedbank (acting through its Corporate and Investment Banking division);

(w)	Signature Date means the date of the signature of the Party last signing this Agreement in time;

(x)	USD Facility Agent means the Facility Agent as defined in the Original USD Facility Agreement;

(y)	USD Facility Event of Default means an Event of Default as defined in the Original USD Facility Agreement;

(z)	USD Finance Documents means the Finance Documents as defined in the Original USD Facility Agreement;

(aa)	USD Finance Parties means the Finance Parties as defined in the Original USD Facility Agreement;

(bb)	USD Material Adverse Effect means a Material Adverse Effect as defined in the Original USD Facility Agreement;

(cc)	ZAR Facility Agent means the Facility Agent as defined in the Original ZAR Facility Agreement;

(dd)	ZAR Facility Event of Default means an Event of Default as defined in the Original ZAR Facility Agreement;

(ee)	ZAR Finance Documents means the Finance Documents as defined in the Original ZAR Facility Agreement;

(ff)	ZAR Finance Parties means the Finance Parties as defined in the Original ZAR Facility Agreement; and

(gg)	ZAR Material Adverse Effect means a Material Adverse Effect as defined in the Original ZAR Facility Agreement.

1.2	Construction

(1)	Unless a contrary indication appears, a reference in this agreement to:

(a)
any Party or any other person shall be construed to include its successors in title, permitted assigns and permitted transferees and, in the case of the ZAR Facility Agent, the USD Facility Agent, the Security Agent and the Security Trustee, any person for the time being appointed as ZAR Facility Agent, USD Facility Agent, Security Agent or Security Trustee in accordance with the Finance Documents;

(b)
a Finance Document or any other agreement or instrument is a reference to the Finance Document (as applicable) or other agreement or instrument as in force for the time being and as from time to time amended, restated, supplemented or novated (however fundamentally including by any increase in amounts owing or available to be utilised under such document or any change to the parties thereto);

(c)
a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(d)
a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(e)	a provision of law is a reference to that provision as amended or re-enacted;

(f)	a time of the day is a reference to Johannesburg time;

(g)	including means including without limitation; and

(h)	words importing the plural shall include the singular and vice versa.

(2)	Clause, Schedule and Annexure headings are for ease of reference only.

1.3	Third party rights

(1)	Except as expressly provided for in this Agreement, no provision of this Agreement constitutes a stipulation for the benefit of any person who is not a party to this Agreement.

(2)
Notwithstanding any term of this Agreement, the consent of any person who is not a party to this Agreement is not required to rescind or vary this Agreement at any time except to the extent that the relevant variation or rescission (as the case may be) relates directly to the right conferred upon any applicable third party under a stipulation for the benefit of that party that has been accepted by that third party.

2	Introduction

2.1	The relevant Parties entered into the Original USD Facility Agreement, the Original ZAR Facility Agreement and the Original Intercreditor Agreement.

2.2	Whereas the Borrower proposes to enter into certain hedging arrangements with the Original USD Hedge Providers in accordance with the Hedging Documents.

2.3
Pursuant to the transactions contemplated in clause 2.2 above, the Parties have agreed to amend and restate the Original USD Facility Agreement and the Original Intercreditor Agreement on the terms and conditions set out in this Agreement.

3	Conditions precedent

3.1
The amendment and restatement of each of the Original USD Facility Agreement and the Original Intercreditor Agreement constituted hereby shall not be of any force or effect unless and until the Agents (acting on behalf of the USD Finance Parties and the ZAR Finance Parties, as the case may be) and the Hedge Providers have confirmed to the Borrower in writing that:

(1)	they have received all of the Conditions Precedent and that each such document is, in form and substance, satisfactory to the Agents; or

(2)
to the extent that any Conditions Precedent is not in form and substance satisfactory to the Agents or has not been delivered to the Agents, delivery of that Conditions Precedent in a form and substance satisfactory to the Agents or at all has been waived by the Agents pursuant to clause 3.2.

3.2	Satisfaction of the conditions set out in clause 3.1 in whole or in part may be waived only by the Agents and the Hedge Providers by written notice to the Borrower.

3.3
Waiver of the conditions set out in clause 3.1 pursuant to clause 3.2 shall not prejudice the right of the Agents and the Hedge Providers to require subsequent fulfilment of such conditions if, and to the extent that, they are then reasonably capable of such fulfilment; provided that the requirement for and the terms of such subsequent fulfilment is or are specified in writing by the Agents and the Hedge Providers when the waiver is made pursuant to clause 3.2.

3.4
If the Effective Date has not occurred before 31 July 2016 (or such later date as may be agreed in writing between the Agents (acting on behalf of the USD Finance Parties and the ZAR Finance Parties, as the case may be), the Hedge Providers and the Borrower) this Agreement and all other Amendment and Restatement Documents shall immediately be cancelled and the amendment and restatement contemplated in clause 4 (Amendment and restatement) below shall be of no force or effect.

4	Amendment and restatement

4.1	The Parties hereby acknowledge and agree that, with effect from the Effective Date:

(1)
the Original USD Facility Agreement is amended and restated in the form set out in Annexure A hereto (Amended and Restated USD Facility Agreement) so that it shall be read and construed for all purposes in accordance with the Amended and Restated USD Facility Agreement; and

(2)
the Original Intercreditor Agreement is amended and restated in the form set out in Annexure B hereto (Amended and Restated Intercreditor Agreement) so that it shall be read and construed for all purposes in accordance with the Amended and Restated Intercreditor Agreement.

4.2
Each of the Original USD Facility Agreement and the Original Intercreditor Agreement (including any rights accrued or obligations incurred thereunder) remains of force and effect and is not novated, but is being amended and restated pursuant to this Agreement, and is constituted by the Amended and Restated USD Facility Agreement and the Amended and Restated Intercreditor Agreement, respectively.

5	Acknowledgement regarding Transaction Security
With effect from the Effective Date, any references in any of the Finance Documents to USD Finance Documents, ZAR Finance Documents or Finance Documents, as the case may be, and to USD Finance Parties, ZAR Finance Parties or Finance Parties, as the case may be, shall be construed as a reference to Finance Documents or Finance Parties, as applicable, as defined in the Amended and Restated USD Facility Agreement, the Second Amended and Restated ZAR Facility Agreement and the Amended and Restated Intercreditor Agreement, as the case may be, it always having been and remaining the intention of the Parties that the Transaction Security would be given for the obligations of the relevant Obligors to the Finance Parties under the Finance Documents as such terms are defined from time to time and in relation to the Finance Documents as they may exist from time to time, including underlying documents which are designated as Finance Documents.

6	Governing law
The entire provisions of this Agreement shall be governed by and construed in accordance with the laws of South Africa.

7	Jurisdiction
The Parties hereby irrevocably and unconditionally consent to the non-exclusive jurisdiction of the High Court of South Africa, Gauteng Local Division, Johannesburg (or any successor to that division) in regard to all matters arising from this Agreement.

8	Severability
Each provision in this Agreement is severable from all others, notwithstanding the manner in which they may be linked together or grouped grammatically, and if in terms of any judgment or order, any provision, phrase, sentence, paragraph or clause is found to be defective or unenforceable for any reason, the remaining provisions, phrases, sentences, paragraphs and clauses shall nevertheless continue to be of full force. In particular, and without limiting the generality of the aforegoing, the Parties hereto acknowledge their intention to continue to be bound by this Agreement notwithstanding that any provision may be found to be unenforceable or void or voidable, in which event the provision concerned shall be severed from the other provisions, each of which shall continue to be of full force.

9	General

9.1
This Agreement as read together with the Amended and Restated USD Facility Agreement and the Amended and Restated Intercreditor Agreement, respectively, to the extent required, constitutes the sole record of the agreement between the Parties in regard to the subject matter of this Agreement.

9.2	No Party shall be bound by any express or implied term, representation, warranty, promise or the like, not recorded herein.

9.3
No addition to, variation or consensual cancellation of this Agreement and no extension of time, waiver or relaxation or suspension of any of the provisions or terms of this Agreement shall be of any force or effect unless in writing and signed by or on behalf of all the Parties.

10	Counterparts
This Agreement may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Execution Version
Norton Rose Fulbright South Africa Inc
Our ref: NED3855

Schedule 1
Part 1: Original Guarantors

Name of Original Guarantor	Registration number (or equivalent, if any)
African Rainbow Minerals Gold Limited	1997/015869/06
Freegold (Harmony) Proprietary Limited (formerly known as ARMgold/Harmony Freegold Joint Venture Company Proprietary Limited)	2001/029602/07
Randfontein Estates Limited	1889/000251/06
Avgold Limited	1990/007025/06
Harmony Copper Limited (formerly known as Harmony International Holdings Proprietary Limited)	2014/121930/06
Aurora Gold (Wafi) Pty. Ltd.	Australian Business Number 29 100 237 741
Harmony Gold (PNG Services) Pty Limited	Australian Business Number 23 083 828 853
Aurora Gold Limited	Australian Business Number 82 006 568 850
Abelle Limited	Australian Business Number 69 087 480 902

Part 2: Additional Guarantors

Name of Additional Guarantor	Registration number (or equivalent, if any)
Morobe Consolidated Goldfields Limited	1-12047
Morobe Exploration Limited	1-63559
Wafi Mining Limited	1-11452

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Part 3: Finance Parties

Name of Original USD Lender	Registration number (or equivalent, if any)
Absa Bank Limited (acting through its Corporate and Investment Banking division)	1986/004794/06
Nedbank Limited (acting through its London branch)	1951/000009/06
HSBC Bank Plc - Johannesburg Branch (registered as an external company in South Africa)	2003/004613/10
JPMorgan Chase Bank, N.A., London Branch	124491

Name of Original USD Hedge Providers	Registration number (or equivalent, if any)
Nedbank Limited (acting through its Corporate and Investment Banking division)	1951/000009/06
Absa Bank Limited (acting through its Corporate and Investment Banking division)	1986/004794/06
JPMorgan Chase Bank, N.A.

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Schedule 2

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Conditions Precedent

1	Constitutional documents and corporate authorisations

1.1	A copy of the constitutional documents of each Obligor.

1.2	A copy of a resolution of the board of directors of each Obligor:

(1)
approving the terms of, and the transactions contemplated by, the Amendment and Restatement Documents to which it is a party and resolving that it execute the Amendment and Restatement Documents to which it is a party;

(2)	authorising a specified person or persons to execute the Amendment and Restatement Documents to which it is a party on its behalf;

(3)
authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Amendment and Restatement Documents to which it is a party; and

(4)	as may be required to comply with section 45 and 46 of the Companies Act, 2008 (Companies Act) or any provision of any applicable company legislation and regulations in Australia or Papua New Guinea.

1.3	A specimen of the signature of each person authorised by the resolution referred to in clause 1.2(2) above.

1.4
To the extent required with reference to the constitutional documents of an Obligor or by law (including under section 45 and 46 of the Companies Act), a copy of a resolution duly passed by the holders of the issued shares of that Obligor, approving the terms of, and the transactions contemplated by, the Amendment and Restatement Documents to which that Obligor is a party.

1.5
A certificate from each Obligor (signed by a director) confirming that entering into of the Hedge Documents by the Borrower would not cause any borrowing, guaranteeing or similar limit binding on it to be exceeded.

1.6
A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 2 is correct, complete and in full force and effect as at a date no earlier than the Effective Date.

2	Amendment and Restatement Documents
The Agents shall have received duly executed originals of:

2.1	this Agreement; and

2.2	to the extent applicable, each other Amendment and Restatement Document.

3	Legal opinions

3.1	A legal opinion of Norton Rose Fulbright South Africa Inc, legal advisers to the Finance Parties in South Africa, in a form acceptable to the Finance Parties.

3.2	A legal opinion of Norton Rose Fulbright Australia, legal advisers to the Finance Parties in Australia, in a form acceptable to the Finance Parties.

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3.3	A legal opinion of Cliffe Dekker Hofmeyr Inc, legal advisers to the Obligors in South Africa, in a form acceptable to the Finance Parties.

3.4	A legal opinion of Ashurst Australia, legal advisers to the Obligors in Australia, in a form acceptable to the Finance Parties.

3.5	A legal opinion of Ashurst PNG, legal advisers to the Obligors in Papua New Guinea, in a form acceptable to the Finance Parties.

4	Other documents and evidence

4.1
A copy of any other authorisation or other document, opinion or assurance which the Agents consider to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Amendment and Restatement Document or for the validity and enforceability of any Amendment and Restatement Document, including but not limited to:

(1)	any approvals required from the Financial Surveillance Department of the South African Reserve Bank;

(2)	any approvals required from the Bank of Papua New Guinea,
or confirmation from the Obligors’ legal advisers that no such authorisations or other documents, opinions or assurances are required for the validity and enforceability of any Amendment and Restatement Document.

5	Representations
The representations and warranties given by the Obligors in clause 19 (Representations) of the Amended and Restated USD Facility Agreement and clause 20 (Representations) of the Second Amended and Restated ZAR Facility Agreement shall be correct in all material respects as at the Effective Date and the Finance Parties shall have received a certificate of an Authorised Signatory of each Obligor, addressed to the Finance Parties, to such effect.

6	No default
The Finance Parties shall have received a certificate of an Authorised Signatory of each Obligor, addressed to the Finance Parties, to the affect that no Event of Default has occurred which is continuing.

7	No material adverse change
The Finance Parties are satisfied that no Material Adverse Effect has occurred.

8	KYC
Such documentation and other evidence as is reasonably requested by either Facility Agent (for itself or on behalf of any other Finance Party) in order for such Facility Agent and each other Finance Party to carry out and be satisfied it has complied with all necessary know your customer or similar identification procedures under applicable laws and regulations (including the Financial Intelligence Centre Act, 2001) pursuant to the transactions contemplated in the Amendment and Restatement Documents.

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Signature pages

Borrower

Signed at ________________ on the __________ day of _________________ 2016.
For and on behalf of
Harmony Gold Mining Company Limited

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

Original Guarantors

Signed at ________________ on the __________ day of _________________ 2016.
For and on behalf of
Freegold (Harmony) Proprietary Limited (formerly known as Armgold/Harmony Freegold Joint Venture Company Proprietary Limited)

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

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Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Randfontein Estates Limited

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.
For and on behalf of
Avgold Limited

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

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Signed at ________________ on the __________ day of _________________ 2016.
For and on behalf of
African Rainbow Minerals Gold Limited

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.
For and on behalf of
Harmony Copper Limited (formerly known as Harmony International Holdings Proprietary Limited)

/s/ Peter William Steenkamp
Name: Peter William Steenkamp
Capacity: Chief Executive Officer
Who warrants authority

/s/ Frank Abbott
Name: Frank Abbott
Capacity: Financial Director
Who warrants authority

Signed by Aurora Gold (Wafi) Pty. Ltd.
ABN 29 100 237 741 in accordance with

section 127 of the Corporations Act 2001

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

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Signed by Harmony Gold (PNG Services) Pty Limited

ABN 23 03 828 853 in accordance with

section 127 of the Corporations Act 2001

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

Signed by Aurora Gold Limited
ABN 82 006 568 850 in accordance with

section 127 of the Corporations Act 2001

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

Signed by Abelle Limited
ABN 69 087 480 902 in accordance with

section 127 of the Corporations Act 2001

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

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Additional Guarantors

Signed by Morobe Consolidated Goldfields Limited

Company Number 1-12047

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

Signed by Morobe Exploration Limited
Company Number 1-63559

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

Signed by Wafi Mining Limited
Company Number 1-11452

at ________________ on the __________ day of _________________ 2016.

/s/ Peter Steenkamp____________            /s/ Frank Abbott______________
Director                            Director

___________________________            ___________________________
Name of director/company secretary            Name of director
(BLOCK LETTERS)                    (BLOCK LETTERS)

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USD Facility Coordinators

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Absa Bank Limited (acting through its Corporate and Investment Banking division)

/s/ SS Webber_________________
Name: SS Webber
Capacity: Authorised
Who warrants authority

/s/ D Murphy____________________
Name: D Murphy
Capacity: Authorised
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its Corporate and Investment Banking division)

/s/ G L Webber________________
Name: G L Webber
Capacity: Authorised
Who warrants authority

/s/ NJ Singh___________________
Name:NJ Singh
Capacity: Authorsied
Who warrants authority

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USD Lenders

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its London branch)

/s/ Kevin Ryder________________
Name: K Ryder
Capacity: Authorised
Who warrants authority

/s/ Darren McDonnell___________________
Name: D McDonnell
Capacity: Authorised
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Absa Bank Limited (acting through its Corporate and Investment Banking division)

/s/ Dean Murphy___________________
Name: D Murphy
Capacity: Authorised
Who warrants authority

/s/ P Naidoo________________
Name: P Naidoo
Capacity: Authorised
Who warrants authority

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Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
HSBC Bank Plc - Johannesburg Branch
(registered as an external company in South Africa)

/s/ Dean Radbourne____________
Name: Dean Radbourne
Capacity: Head of credit
Who warrants authority

/s/ Sevag Arevin________________
Name: Sevag Arevin
Capacity: SP Banking
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
JPMorgan Chase Bank, N.A., London Branch

/s/ Regis Castro_______________
Name:Regis Castro
Capacity: Vice President
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Caterpillar Financial Services Corporation

/s/ Karen Johnson____________
Name: Karen Johnson
Capacity: Credit and Operations Manager
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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Original USD Hedge Providers

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its Corporate and Investment Banking division)

/s/ GL Webber________________
Name: GL Webber
Capacity: Authorised
Who warrants authority

/s/ NJ Singh____________________
Name: NJ Singh
Capacity: Authorised
Who warrants authority

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Absa Bank Limited (acting through its Corporate and Investment Banking division)

/s/ Dean Murphy_______________
Name: Dean Murphy
Capacity: Authorised
Who warrants authority

/s/ P Naidoo___________________
Name: P Naidoo
Capacity:
Who warrants authority

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Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
JPMorgan Chase Bank, N.A.

/s/ Regis Castro____________________________
Name: Regis Castro
Capacity: Vice President
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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Original ZAR Lender

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its Corporate and Investment Banking division)

____________________________
Name:
Capacity:
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

USD Facility Agent

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its Corporate and Investment Banking division)

____________________________
Name:
Capacity:
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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ZAR Facility Agent

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited (acting through its Corporate and Investment Banking division)

____________________________
Name:
Capacity:
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

Security Trustee

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited

____________________________
Name:
Capacity:
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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Security Agent

Signed at ________________ on the __________ day of _________________ 2016.

For and on behalf of
Nedbank Limited

____________________________
Name:
Capacity:
Who warrants authority

____________________________
Name:
Capacity:
Who warrants authority

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Annexure A
Amended and Restated USD Facility Agreement

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Annexure B

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Amended and Restated Intercreditor Agreement

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